Exhibit 10.4


                                INSTALLMENT NOTE



$4,700,000.00                                               St. Thomas, U.S.V.I.
                                                            February 15, 1997



     FOR VALUE RECEIVED, RED HOOK PLAZA, INC., a U.S. Virgin Islands corporation (the "undersigned") promises to pay to SANFORD GRISHMAN AND MARILYN GRISHMAN, jointly and with full rights of survivorship (the "Lender"), or ORDER, the principal sum of FOUR MILLION SEVEN HUNDRED THOUSAND DOLLARS ($4,700,000.00), lawful money of the United States of America, with interest from the date hereof at a rate per annum equal to eight and three quarters percent (8.75%) calculated on a three hundred sixty (360) day basis. The said principal shall be payable at the office of the Lender in St. Thomas, U.S. Virgin Islands, or at such other place as the holder may, from time to time, designate in writing, in ninety-six
(96) consecutive monthly installments of principal and interest,  commencing one
(1) year from the date hereof as follows: (1) ninety-five (95) consecutive monthly installments of THIRTY SIX THOUSAND NINE HUNDRED SEVENTY FOUR AND 92/100 DOLLARS ($36,974.92) each; and (ii) a ninety-sixth (96th), final installment comprised of the principal sum then outstanding together with all interest accrued but unpaid to the date of said final payment.

     The undersigned acknowledges that the monthly installments of principal and interest to be made hereunder are designed to amortize the principal sum of this Note, bearing interest at the fixed rate of eight and three quarters percent (8.75%) per annum in three hundred sixty (360) consecutive equal monthly installments. Therefore, a substantial principal balance will remain due and shall be payable on the ninety-sixth (96th) final installment payment of principal and interest. Interest only on the principal sum outstanding shall be due and payable monthly commencing thirty (30) days from the date hereof and continuing until payments of principal and interest commence as hereinabove set forth.

     AND IT IS HEREBY EXPRESSLY AGREED that the entire principal sum from time to time outstanding hereunder and all accrued and unpaid interest thereon shall become due and payable, at the option of the Lender or the Note holder, in the event of a default in the payment of any sum for thirty (30) days after written notice it is due hereunder, and any monthly payment not received by the Lender or the note holder within fifteen (15) days after the payment is due shall be assessed a late charge of three percent (3%) of the payment.


     This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification or discharge is sought.

     In case recourse to the courts by the holder of this Note becomes necessary in order to collect the whole or any unpaid part thereof together with all accrued interest thereon, the undersigned agrees to pay any and all court expenses, disbursements, and attorneys' fees that may be incurred.

     Presentment for acceptance or payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Note is subject to and secured by a First Priority Mortgage of even date herewith from the undersigned to the Lender, and any default by the undersigned under the First Priority Mortgage shall constitute a default under this Note.

     This Note may be prepaid at any time and from time to time, either in whole or in part. Any prepayments made pursuant hereto shall be applied first toward interest then accrued on this Note, and then toward installments of principal due, in the inverse order of their maturity.

     The Lender shall not enforce the liability and obligation of the undersigned to perform and observe the obligations contained in this Note or the First Priority Mortgage by any action or proceeding wherein a money judgment shall be sought against the undersigned, except that the Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable the Lender to enforce and realize upon the Mortgage, the other security instruments, and the interest in the mortgaged property, the Rents and any other collateral given to the Lender created by the Mortgage and the other security instruments; provided, however, that any judgment in any such action or proceeding shall be enforceable against the undersigned only to the extent of the undersigned's interest in the mortgaged property, in the Rents and in any other collateral given to the Lender. The Lender, by accepting this Note and the First Priority Mortgage agrees that it shall not sue for, seek or demand any deficiency judgment against the undersigned in any such action or proceeding, under or by reason of or under or in connection with the Note, the First Priority Mortgage or the other security instruments. The provisions of this paragraph shall not, however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, including, without limitation, any rights of set-off set forth herein, in the Mortgage or the other security instruments; (ii) impair the right of the Lender to name the undersigned as a party defendant in any action or suit for judicial foreclosure and sale under the Mortgage or the other security instruments; (iii) impair the right of the Lender under the Mortgage to obtain the appointment of a receiver; or (iv) impair the enforcement of the other security instruments executed in connection with this Note.

     Executed as a sealed instrument as of the date set forth above.



                                            RED HOOK PLAZA, INC.
                                            a U.S.Virgin Islands corporation

                                            By: LARRY EDLER
                                                --------------------------------
                                                LARRY EDLER, President


                                                                          [SEAL]



Attest:  /s/ ETIENNE R. BERTRAND
         ------------------------------
         ETIENNE R. BERTRAND, Secretary